     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2000


                                                      REGISTRATION NO. 333-91251
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                        PRE-EFFECTIVE AMENDMENT NO. 4 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                               ECHAPMAN.COM, INC.
             (Exact name of registrant as specified in its charter)

         MARYLAND                       7375                      52-2184621
      (State or other             (Primary Standard            (I.R.S. Employer
      jurisdiction of                Industrial               Identification No.)
     incorporation or        Classification Code Number)
       organization)

                             ---------------------

                         WORLD TRADE CENTER--BALTIMORE
                             401 EAST PRATT STREET
                                   SUITE 2800
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)
                         ------------------------------

                       NATHAN A. CHAPMAN, JR., PRESIDENT
                               ECHAPMAN.COM, INC.
                         WORLD TRADE CENTER--BALTIMORE
                             401 EAST PRATT STREET
                                   SUITE 2800
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656
Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

                           ELIZABETH R. HUGHES, ESQ.
                            MICHAEL W. CONRON, ESQ.
                            LARA L. HJORTSBERG, ESQ.
                        VENABLE, BAETJER AND HOWARD, LLP
                               TWO HOPKINS PLAZA
                                   SUITE 1800
                           BALTIMORE, MARYLAND 21201
                                 (410) 244-7400
                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

    Section 2-418 of the Maryland General Corporation Law (the "MGCL") provides that the Registrant may indemnify any director who was, is or is threatened to be made a named defendant or respondent to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director of the Registrant, or while a director, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and settlements, actually incurred by the director in connection with such action, suit or proceeding, unless it is established that: (i) the act or omission of the director was material to the matter giving rise to such action, suit or proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. If the action, suit or proceeding was one by or in the right of the Registrant, no indemnification shall be made with respect to any action, suit or proceeding in which the director shall have been adjudged to be liable to the Registrant. A director also may not be indemnified with respect to any action, suit or proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director is adjudged to be liable on the basis that a personal benefit was improperly received. Unless limited by the Registrant's Charter:
(i) a court of appropriate jurisdiction, upon application of a director, may order such indemnification as the court shall deem proper if it determines that the director is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, regardless of whether the director has met the standards of conduct required by MGCL Section 2-418; and (ii) the Registrant shall indemnify a director if such director is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above. However, with respect to any action, suit or proceeding by or in the right of the Registrant or in which the director was adjudged to be liable on the basis that a personal benefit was improperly received, the Registrant may only indemnify the director for any expenses (including attorneys' fees) incurred in connection with such action, suit or proceeding.

    MGCL Section 2-418 further provides that unless limited by the Registrant's Charter, the Registrant: (i) shall (a) indemnify an officer of the Registrant if such officer is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, and (b) indemnify an officer of the Registrant if a court of appropriate jurisdiction, upon application of an officer, shall order indemnification; (ii) may indemnify and advance expenses to an officer, employee or agent of the

Registrant to the same extent that it may indemnify directors; and (iii) may indemnify and advance expenses to an officer, employee or agent who is not a director to such further extent, consistent with law, as may be provided by the Charter, Bylaws, general or specific action of the Registrant's Board of Directors or contract.

    The Charter of the Registrant, provides that the Registrant shall indemnify its currently acting and its former directors and officers against any and all liabilities and expenses incurred in connection with their services in such capacities to the maximum extent permitted by the MGCL, as from time to time amended. If approved by the Board of Directors, the Registrant may indemnify its employees, agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise to the extent determined to be appropriate by the Board of Directors. The Registrant shall advance expenses to its directors and officers entitled to mandatory indemnification to the maximum extent permitted by the MGCL and may in the discretion of the Board of Directors advance expenses to employees, agents and others who may be granted indemnification.

    The Registrant's Charter provides that, to the fullest extent permitted by the MGCL, as amended or interpreted, no director or officer of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages in connection with events occurring at the time such person served as a director or officer.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-B.

    (a) Exhibit Index


EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
  3.1                   Articles of Amendment and Restatement of the Company (Filed
                        as Exhibit 3.1 to Pre-effective Amendment No. 3 to
                        EChapman.com, Inc. Registration Statement on Form S-4
                        (File No. 333-91251) as filed with the Securities and
                        Exchange Commission on March 31, 2000 and hereby
                        incorporated by reference)

  3.2                   Amended and Restated Bylaws of the Company (Filed as
                        Exhibit 3.2 to Pre-effective Amendment No. 3 to
                        EChapman.com, Inc. Registration Statement on Form S-4
                        (File No. 333-91251) as filed with the Securities and Exchange Commission on March 31, 2000 and hereby incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
  4                     Form of common stock Certificate (Filed as Exhibit 4 to
                        Pre-effective Amendment No. 1 to EChapman.com, Inc.
                        Registration Statement on Form SB-2 (File No. 333-90987) as
                        filed with the Securities and Exchange Commission on
                        January 18, 2000 and hereby incorporated by reference)

  5 Opinion of Venable, Baetjer and Howard, LLP regarding legality (Filed as Exhibit 5 to Pre-effective Amendment
                        No. 3 to EChapman.com, Inc. Registration Statement on
                        Form S-4 (File No. 333-91251) as filed with the Securities and Exchange Commission on March 31, 2000 and hereby incorporated by reference)

  8 Opinion of Venable, Baetjer and Howard, LLP regarding tax matters (Filed herewith)

 10.1                   EChapman.com, Inc. 1999 Omnibus Stock Plan (Filed as
                        Exhibit 10.1 to EChapman.com, Inc. Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference)

 10.2                   Service Mark License Agreement between the Company and
                        Nathan A. Chapman, Jr. dated November 15, 1999 (Filed as
                        Exhibit 10.2 to EChapman.com, Inc. Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 12, 1999 and hereby
                        incorporated by reference)

 10.3                   Agreement and Plan of Merger by and between the Company, and
                        Chapman Holdings, Inc. dated November 12, 1999 (Filed as
                        Exhibit 10.3 to Pre-effective Amendment No. 1 to
                        EChapman.com, Inc. Registration Statement on Form SB-2
                        (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on January 18, 2000 and hereby
                        incorporated by reference)

 10.4                   Agreement and Plan of Merger by and between the Company, and
                        Chapman Capital Management, Inc. dated November 12, 1999
                        (Filed as Exhibit 10.4 to Pre-effective Amendment No. 1 to
                        EChapman.com, Inc. Registration Statement on Form SB-2
                        (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on January 18, 2000 and hereby
                        incorporated by reference)

 10.5                   Agreement and Plan of Merger by and between the Company, and
                        Chapman Insurance Holdings, Inc. dated November 12, 1999
                        (Filed as Exhibit 10.5 to Pre-effective Amendment No. 1 to
                        EChapman.com, Inc. Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on January 18, 2000, and hereby incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 10.6                   Support Agreement between the Company and Nathan A. Chapman,
                        Jr. dated November 12, 1999 (Chapman Holdings, Inc.) (Filed as Exhibit 10.6 to EChapman.com, Inc. Registration Statement
                        on Form SB-2 (File No. 333-90987) as filed with the
                        Securities and Exchange Commission on November 15, 1999 and
                        hereby incorporated by reference)

 10.7                   Support Agreement between the Company and Nathan A. Chapman,
                        Jr. dated November 12, 1999 (Chapman Capital Management
                        Holdings, Inc.) (Filed as Exhibit 10.7 to Pre-effective
                        Amendment No. 1 to EChapman.com, Inc. Registration Statement
                        on Form SB-2 (File No. 333-90987) as filed with the
                        Securities and Exchange Commission on January 18, 2000 and
                        hereby incorporated by reference)

 10.8                   Support Agreement between the Company and Nathan A. Chapman,
                        Jr. dated November 12, 1999 (Chapman Insurance Holdings)
                        (Filed as Exhibit 10.8 to Pre-effective Amendment No. 1 to
                        EChapman.com, Inc. Registration Statement on Form SB-2
                        (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on January 18, 2000 and hereby
                        incorporated by reference)

 10.9                   Fully Disclosed Clearing Agreement between the Pershing
                        Division, Donaldson, Lufkin & Jenrette Securities
                        Corporation and The Chapman Co. dated March 16, 1999 (Filed as Exhibit 10.9 to EChapman.com, Inc. Registration Statement
                        on Form SB-2 (File No. 333-90987) as filed with the
                        Securities and Exchange Commission on November 15, 1999 and
                        hereby incorporated by reference)

 10.10                  $106,922 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated December 31, 1996 (Filed as Exhibit 10.1 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 333-43487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

 10.11                  Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of The Chapman U.S. Treasury
                        Money Fund and The Chapman Institutional Cash Management
                        Fund dated April 30, 1997 (Filed as Exhibit 5(A) to
                        Post-Effective Amendment No. 13 to The Chapman Funds, Inc.'s
                        Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on August 7, 1997 and hereby incorporated by
                        reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 10.12                  Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Equity Fund dated
                        October 28, 1997 (Filed as Exhibit 5(B) to Post-Effective
                        Amendment No. 15 to The Chapman Funds, Inc.'s Registration
                        Statement on Form N-1A (File No. 33-25716;811-5697) as filed with the Securities and Exchange Commission on March 2, 1998 and hereby incorporated by reference)

 10.13                  Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Index Fund dated
                        October 28, 1997 (Filed as Exhibit 5(C) to Post-Effective
                        Amendment No. 16 to The Chapman Funds, Inc.'s Registration
                        Statement on Form N-1A (File Nos. 33-25716;811-5697) as
                        filed with the Securities and Exchange Commission on May 29,
                        1998 and hereby incorporated by reference)

 10.14                  Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Fixed Income Fund dated February 11, 1998 (Filed as Exhibit 5(D) to
                        Post-Effective Amendment No. 17 to The Chapman Funds, Inc.'s
                        Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on June 12, 1998 and hereby incorporated by
                        reference)

 10.15                  Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Multi-Manager
                        Equity Fund dated February 11, 1998 (Filed as Exhibit 5(E)
                        to Post-Effective Amendment No. 18 to The Chapman Fund,
                        Inc.'s Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on September 30, 1998 and hereby incorporated by reference)

 10.16                  Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Multi-Manager Bond
                        Fund dated February 11, 1998 (Filed as Exhibit 5(F) to
                        Post-Effective Amendment No. 21 to The Chapman Funds, Inc.'s
                        Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on July 15, 1999 and hereby incorporated by
                        reference)

 10.17                  Equipment Lease Agreement between The Chapman Co. and
                        Chapman Limited Partnership dated October 1, 1993 (Filed as
                        Exhibit 10.7 to Chapman Holdings, Inc.'s Registration
                        Statement on Form SB-2 (File No. 333-43487) as filed with
                        the Securities and Exchange Commission on December 30, 1997
                        and hereby incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 10.18                  Trademark Assignment from The Chapman Co. to Nathan A.
                        Chapman, Jr. dated December 24, 1997 (Filed as Exhibit 10.8 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 333-43487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

 10.19                  Trademark Assignment from The Chapman Co. to Nathan A.
                        Chapman, Jr. dated December 24, 1997 (Filed as Exhibit 10.9 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 33343487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

 10.20                  License Agreement between The Chapman Co. and Nathan A.
                        Chapman, Jr. dated December 26, 1997 (Filed as Exhibit 10.10 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File 333-43487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

 10.21                  $763,367 Promissory Note to The Chapman Co. from Chapman
                        Capital Management dated October 31, 1997 (Filed as Exhibit
                        10.11 to Pre-Effective Amendment No. 1 to Chapman Holdings,
                        Inc.'s Registration Statement on Form SB-2 (File No.
                        333-43487) as filed with the Securities and Exchange
                        Commission on February 17, 1998 and hereby incorporated by reference)

 10.22                  $176,250 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated February 11, 1998 (Filed as Exhibit 10.13 to Pre-Effective Amendment No. 1 to Chapman Holdings, Inc.'s
                        Registration Statement on Form SB-2 (File No. 333-43487) as
                        filed with the Securities and Exchange Commission on
                        February 17, 1998 and hereby incorporated by reference)

 10.23                  $100,000 Promissory Note to Chapman Holdings, Inc. from
                        Nathan A. Chapman, Jr. dated May 1, 1998 (Filed as Exhibit
                        10.1 to Chapman Holding's Quarterly Report on Form 10Q-SB
                        (File No. 0-23587) as filed with the Securities and Exchange
                        Commission on November 16, 1998 and hereby incorporated by reference)

 10.24                  $285,587.34 Promissory Note to Chapman Holdings, Inc. from
                        Nathan A. Chapman, Jr. dated March 11, 1998 (Filed as
                        Exhibit 10.2 to Chapman Holding, Inc.'s Quarterly Report on
                        Form 10Q-SB as filed with the Securities and Exchange
                        Commission on November 16, 1998 and hereby incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 10.25                  $51,690 Promissory Note to Chapman Holdings, Inc. from
                        Nathan A. Chapman, Jr. dated December 31, 1998 (Filed as
                        Exhibit 10.17 to Post-Effective Amendment No. 2 to Chapman
                        Holdings, Inc.'s Registration Statement on Form SB-2 (File
                        No. 333-48419) as filed with the Securities and Exchange
                        Commission on March 18, 1999 and hereby incorporated by
                        reference)

 10.26                  Agreement between Chapman Holdings, Inc. and Chapman Capital
                        Management Holdings, Inc. as to Allocation of Shared
                        Expenses dated as of January 1, 1999 (Filed as Exhibit 10.1 to Chapman Holdings, Inc.'s Quarterly Report on Form 10Q-SB
                        (File No. 0-23587) as filed with the Securities and Exchange
                        Commission on May 17, 1999 and hereby incorporated by
                        reference)

 10.27                  Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of The Chapman U.S. Treasury Money Fund and The
                        Chapman Institutional Cash Management Fund dated April 30,
                        1997 (Filed as Exhibit 5(A) to Post-Effective Amendment No.
                        13 to The Chapman Funds, Inc.'s Registration Statement on
                        Form N-1A (file Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on August 7, 1997 and
                        hereby incorporated by reference)

 10.28                  Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Equity Fund dated October 28, 1997
                        (Filed as Exhibit 5(B) to Post-Effective Amendment No. 15 to
                        The Chapman Funds, Inc.'s Registration Statement on Form
                        N-1A (File No. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on March 2, 1998 and
                        hereby incorporated by reference)

 10.29                  Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Index Fund dated October 28, 1997
                        (Filed as Exhibit 4(C) to Post-Effective Amendment No. 16 to
                        The Chapman Funds, Inc.'s Registration Statement on Form
                        N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on May 29, 1998 and
                        hereby incorporated by reference)

 10.30                  Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Fixed Income Fund dated February 11,
                        1998 (Filed as Exhibit 4(D) to Post-Effective Amendment No.
                        17 to The Chapman Funds, Inc.'s Registration Statement on
                        Form N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on June 12, 1998 and
                        hereby incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 10.31                  Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Multi-Manager Equity Fund dated October
                        23, 1999 (Filed as Exhibit 4(E) to Post-Effective Amendment
                        No. 18 to The Chapman Funds, Inc.'s Registration Statement
                        on Form N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on September 30, 1998 and
                        hereby incorporated by reference)

 10.32                  Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and the Chapman Funds, Inc.
                        on behalf of the DEM Multi-Manager Bond Fund dated October
                        23, 1998 (Filed as Exhibit 4(F) to Post-Effective Amendment
                        No. 21 to The Chapman Funds, Inc.'s Registration Statement
                        on Form N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on July 15, 1999 and
                        hereby incorporated by reference)

 10.33                  Advisory Agreement for Separate Account dated June 1, 1995
                        (Filed as Exhibit 10.5 to Amendment No. 2 to Chapman Capital
                        Management Holdings, Inc.'s Registration Statement on From
                        SB-2 (File No. 333-51883) as filed with the Securities and
                        Exchange Commission on June 22, 1998 and hereby incorporated by reference)

 10.34                  Agreement & Declaration of Trust between Chapman Capital
                        Management, Inc. and Bankers Trust Company dated November 1,
                        1996 (Filed as Exhibit 10.6 to Chapman Capital Management
                        Holding's Registration Statement on Form SB-2 (File No.
                        333-51883) as filed with the Securities and Exchange
                        Commission on May 5, 1998 and hereby incorporated by
                        reference)

 10.35                  Agreement between Bankers Trust Company and Chapman Capital
                        Management, Inc. dated November 1, 1996 (Filed as Exhibit
                        10.7 to Chapman Capital Management Holding's Registration
                        Statement on Form SB-2 (File No. 333-51883) as filed with
                        the Securities and Exchange Commission on May 5, 1998 and
                        hereby incorporated by reference)

 10.36                  Agreement between Bankers Trust Company and Chapman Capital
                        Management and Tremont Partners, Inc. and Stamberg Prestia,
                        Ltd. dated November 1, 1996 (Filed as Exhibit 10.8 to
                        Chapman Capital Management Holding's Registration Statement
                        on Form SB-2 (File No. 333-51883) as filed with the
                        Securities and Exchange Commission on May 5, 1998 and hereby incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 10.37                  Service Mark License Agreement between Chapman Capital
                        Management Holdings, Inc., Chapman Capital Management, Inc.
                        and Nathan A. Chapman, Jr. dated as of June 9, 1998 Filed as
                        Exhibit 10.10 to Amendment No. 2 to Chapman Capital
                        Management Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 333-51883) as filed with the Securities and
                        Exchange Commission on June 22, 1998 and hereby incorporated by reference)

 10.38                  $65,000 Promissory Note to Chapman Capital Management
                        Holdings, Inc. from Nathan A. Chapman, Jr. dated August 21,
                        1998 (Filed as Exhibit 10.1 to Chapman Capital Management
                        Holdings, Inc.'s Quarterly Report on Form 10Q-SB (File No.
                        0-24213) as filed with the Securities and Exchange
                        Commission on November 16, 1998 and hereby incorporated by reference)

 10.39                  $45,000 Demand Note to Chapman Capital Management, Inc. from
                        Nathan A. Chapman, Jr. dated July 2, 1998 (Filed as Exhibit
                        10.2 to Chapman Capital Management Holdings, Inc.'s
                        Quarterly Report on Form 10Q-SB (File No. 0-24213) as filed with the Securities and Exchange Commission on November 16,
                        1998 and hereby incorporated by reference)

 10.40                  $242,000 Promissory Note to Chapman Capital Management
                        Holdings, Inc. from Nathan A. Chapman, Jr. dated as of July
                        29, 1999 (Filed as Exhibit 10.2 to Chapman Capital
                        Management Holdings, Inc.'s Quarterly Report on Form 10Q-SB
                        as filed with the Securities and Exchange Commission on
                        August 20, 1999 and hereby incorporated by reference)

 10.41                  Lock-up Agreement between Nathan A. Chapman, Jr. and The
                        Chapman Co. dated March 14, 2000 (Filed as Exhibit 10.41 to
                        Pre-effective Amendment No. 3 to EChapman.com, Inc.
                        Registration Statement on Form S-4 (File No. 333-91251) as
                        filed with the Securities and Exchange Commission on
                        March 31, 2000 and hereby incorporated by reference)

 10.42                  $32,836.53 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated December 31, 1999 (Filed as
                        Exhibit 10.42 to Pre-effective Amendment No. 3 to
                        EChapman.com, Inc. Registration Statement on Form S-4
                        (File No. 333-91251) as filed with the Securities and
                        Exchange Commission on March 31, 2000 and hereby
                        incorporated by reference)

 10.43                  Amended and Restated Expense Limitation Agreement by and
                        among The Chapman Funds, Inc., on behalf of The Chapman U.S.
                        Treasury Money Fund, DEM Equity Fund, DEM Index Fund, DEM
                        Multi-Manager Equity Fund and DEM Multi-Manager Bond Fund
                        and Chapman Capital Management, Inc. dated March 17, 2000
                        (Filed as Exhibit 10.43 to Pre-effective Amendment No. 3 to
                        EChapman.com, Inc. Registration Statement on Form S-4
                        (File No. 333-91251) as filed with the Securities and
                        Exchange Commission on March 31, 2000 and hereby
                        incorporated by reference)

EXHIBIT
NUMBER                                          DESCRIPTION
---------------------                           -----------
 21                     Subsidiaries of the Company (Filed as Exhibit 21 to
                        Pre-effective Amendment No. 1 to EChapman.com, Inc.
                        Registration Statement on Form SB-2 (File No. 333-90987) as
                        filed with the Securities and Exchange Commission on
                        January 18, 2000 and hereby incorporated by reference)

 23.4                   Consent of Venable, Baetjer and Howard, LLP (included in
                        Exhibit 8) (Filed herewith)

 24.1                   Power of Attorney (Filed as Exhibit 24.1 to EChapman.com,
                        Inc. Registration Statement on Form S-4 (File
                        No. 333-91329) as filed with the Securities and Exchange
                        Commission on November 19, 1999 and hereby incorporated by reference)

 24.2                   Consent to serve as director (Raymond Haysbert) (Filed as
                        Exhibit to EChapman.com, Inc. Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference)

 24.3                   Consent to serve as director (Kweisi Mfume) (Filed as
                        Exhibit to EChapman.com, Inc. Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference)

 24.4                   Consent to serve as director (Mark Jefferson) (Filed as
                        Exhibit to EChapman.com, Inc. Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference)

 24.5                   Consent to serve as director (Adolph Washington) (Filed as
                        Exhibit to EChapman.com, Inc. Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference)


    (b) No financial statement schedules are required to be filed herewith pursuant to Item 21(b) of this Form.

ITEM 22. UNDERTAKINGS.

    (a) The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement;

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

           (ii) To reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the registration statement (or the most recent post-effective amendment thereof); and notwithstanding the forgoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in the volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in "Calculation of Registration Fee" table in the effective registration statement;

           (iii) To include any additional or changed material information with respect to the plan of distribution.

        (2) That, for the purpose of determining liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (c) The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (d) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

    (e) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Baltimore, state of Maryland on March 30, 2000.

                                                       ECHAPMAN.COM, INC.

                                                       By:  /s/ NATHAN A. CHAPMAN, JR.
                                                            -----------------------------------
                                                            Nathan A. Chapman, Jr.
                                                            PRESIDENT

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

                     SIGNATURES                                 TITLE                DATE
                     ----------                                 -----                ----
             /s/ NATHAN A. CHAPMAN, JR.                President and Director
       ---------------------------------------           (Principal Executive   March 30, 2000
               Nathan A. Chapman, Jr.                    Officer)

                                                       Treasurer and Chief
                 /s/ DEMETRIS BROWN                      Financial Officer
       ---------------------------------------           (Principal Financial   March 30, 2000
                   Demetris Brown                        Officer and Principal
                                                         Accounting Officer)

    The Entire Board of Directors:

        Nathan A. Chapman, Jr.
        Earl U. Bravo

By:  /s/ NATHAN A. CHAPMAN, JR.
     ------------------------------------
     Nathan A. Chapman, Jr.                                     March 30, 2000
     Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------
         8              Opinion of Venable, Baetjer and Howard, LLP regarding tax
                        matters
        23.4            Consent of Venable, Baetjer and Howard, LLP (included in
                        Exhibit 8)